SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 5, 2004
                Date of Report (Date of Earliest Event Reported)

                           CTI MOLECULAR IMAGING, INC.
             (Exact Name of Registrant as Specified in its Charter)


              Delaware                                   62-1377363
      (State of Incorporation)              (I.R.S. Employer Identification No.)

810 Innovation Drive, Knoxville, Tennessee                 37932
 (Address of Principal Executive Offices)                (Zip Code)

                                 (865) 218-2000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
              (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)

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ITEM 9.  REGULATION FD DISCLOSURE
ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

Issuance of Press Release Regarding Earnings for Third Quarter 2004

On August 5, 2004, CTI Molecular Imaging, Inc. (the "Company") issued a press release announcing its financial results for its quarter ended June 30, 2004 of the Company's 2004 fiscal year.

A copy of the Company's press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report (including Exhibit 99.1) is furnished pursuant to
Item 9 of Form 8-K and shall not be deemed to be filed for the purpose of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CTI Molecular Imaging, Inc.

                                        /s/ David N. Gill
                                        ----------------------------------------
                                        David N. Gill
                                        Chief Financial Officer and
                                        Senior Vice President
                                        (Principal Accounting Officer)

                                        August 5, 2004

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                                LIST OF EXHIBITS

99.1 -- Press release of CTI Molecular Imaging, Inc., dated August 5, 2004, announcing third quarter operating results for CTI Molecular Imaging, Inc.'s 2004 fiscal year.